UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

TOYS “R” US, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On July 17, 2006, Toys “R” Us-Delaware, Inc. (“Toys Delaware”), a subsidiary of Toys “R” Us, Inc. (the “Company”) provided consolidated financial statements of Toys Delaware and its subsidiaries as of and for the Fifty-two week period ended January 28, 2006 prepared in accordance with U.S. GAAP (the “Toys Delaware GAAP Financial Statements”) to the potential lenders in connection with the syndication of a new $1 billion senior credit facility it intends to enter into with certain financial institutions as agents and lenders thereto. A copy of the Toys Delaware GAAP Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference in this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Consolidated Financial Statements of Toys “R” Us-Delaware, Inc. and Subsidiaries as of and for the Fifty-two week period ended January 28, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: July 17, 2006	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President - Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Consolidated Financial Statements of Toys “R” Us-Delaware, Inc. and Subsidiaries as of and for the Fifty-two week period ended January 28, 2006

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